EXHIBIT 99.1
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).
AMENDMENT NO. 3
Product Sale and Purchase Contract
Dated July 1, 2007
By and between
Resolute Natural Resources Company, LLC
and
Kinder Morgan CO2 Company, L.P.
THIS AMENDMENT is made and entered into effective the first day of September 2010, by and between Resolute Natural Resources Company, LLC (“Buyer”) and Kinder Morgan CO2 Company, L.P. (“Seller”).
PREMISES:
WHEREAS, Buyer and Seller are parties to a Product Sale and Purchase Contract Dated July 1, 2007 (“Contract”); and
WHEREAS, Buyer and Seller have previously amended the Contract effective October 1, 2007, and again effective January 1, 2009; and
WHEREAS, Buyer and Seller desire to restructure the Contract to add additional volume and provide flexibility to better match Buyer’s shifting requirements on an annual basis; and
NOW, THEREFORE, in consideration of the premises and mutual benefits and covenants herein contained, Buyer and Seller agree as follows:
1.	Section 1.1 shall be modified by the deletion of the language in Section 1.1 (t) in its entirety and replaced with the following: “(t) Intentionally Left Blank”.

2.	Section 2.1 shall be deleted in its entirety and replaced with the following:

“2.1 Term. This Contract shall commence on the date written above as the “Effective Date”. This contract shall continue to the earlier of 1) the date the Seller has delivered and the Buyer has taken the Total Contract Quantity or 2) December 31, 2020.”

3.	Sections 3.1 shall be deleted in its entirety and replaced with the following:

“3.1 Sale and Commitment of Product. Subject to the terms, conditions and limitations of this Contract, Seller shall sell and Tender for Delivery to Buyer, and Buyer shall purchase and receive from Seller, at the Delivery Point, the quantities of Product requested by Buyer, up to the Daily Contract Quantity as specified in Exhibit “A-3”, and, if applicable, quantities referred to in Section 4.4 hereunder.

Except when Seller is unable to meet the Daily Contract Quantity, Seller shall have the exclusive right to sell to Buyer, Product needed to meet Buyer’s product requirements herein during the Term of this Contract for use at Buyer’s Injection Projects, up to the then applicable Daily Contract Quantity, except Buyer’s product requirements at existing C02 Injection Projects that were under contract prior to the Effective Date of this Contract.”

4.	Section 3.2 shall be deleted in its entirety and replaced with the following:

“3.2 Buyer’s Right to Decrease Quantities. If, during the term of this Contract, Buyer sells and conveys subject to Article XV to a third party its interest in an Injection Project that is under C02 injection, then Buyer may remove such Injection Project, and reduce the TDCQ(s), TYQ(s) ad the TCQ respectively, by the quantity of Product mutually determined as applicable to that Injection Project provided that such third party executes a contact with identical terms and conditions of this Contract to purchase such quantity of product from Seller at the Unit Price provided for herein. In addition, if, during the term of this Contract, Buyer sells and conveys to a third party its interest in an Injection Project that is not under C02 injection, then neither Buyer or such third party will have any further obligation to Seller under this Contract as to such Injection Project.”

5.	Section 3.3 shall be deleted in its entirety and replaced with the following:

“3.3 Daily Contract Quantity Modification. Commencing on or before August 1, 2011, and on or before each August 1st thereafter during the Term of the Contract, Buyer may adjust the Daily Contract Quantity as set forth in Exhibit “A-3”, provided that the Total Contract Quantity remains the same, and further provided that the Daily Contract Quantity shall not exceed 100 MMCF/D, and further provided that the changes in Daily Quantity from Contract Year to Contract Year shall not be increased nor decreased by more than fifty percent (50%) of the Daily Contract Quantity from the immediately preceding Contract Year.”

6.	Section 4.5 shall be modified as to Buyer’s contact information as follows:

“Resolute Natural Resources 1675 Broadway, Suite 1950 Denver CO 80202 Attn: Patrick Flynn Telephone: 303-534-4600 ext 1145 Fax: 303-623-3628”

7.	Section 4.7 shall be deleted in its entirety.

8.	Section 5.1 shall be deleted in its entirety and replaced with the following:

“5.1 Unit Price. The Unit Price shall be (**) percent ((**)%) times the monthly average of the P-5 WTI prices for the previous month and will be adjusted monthly and such Unit Price shall be used for the applicable current month until the end of the Term of the Contract and any extension thereof, provided however that, in no event shall the Unit Price be less than eighty cents ($0.80) per MCF.”

9.	Section 5.5 shall be deleted in its entirety and replaced with the following:

“5.5 Termination Payment. If 1) this Contract is terminated by Seller as provided for in Section 8.5 hereinbelow, or if 2) this Contract is terminated for any reason by Buyer, including, but not limited to Buyer’s failure or inability to remedy a Force Majure event with reasonable dispatch as provided in Section 14.1 hereinbelow, then Buyer shall, within 10 days of any such termination, make a termination payment (“Termination Payment”) to Seller which will be calculated using the following formula:

P Term = P Unit x Contract Quantity Balance 4

Where P Term — Termination Payment P Unit — Unit Price as of the Early Termination Date Contract Quantity Balance = As defined in Section 4.1
Without limiting each party’s rights to indemnity hereunder, Seller’s right to receive the Termination Payment shall be Seller’s sole and exclusive remedy under this contract for any such default by Buyer. In the event of a finding or judgment that Seller has defaulted on any material obligations of the Seller hereunder, Buyer will not be obligated to make this Termination Payment.”

10.	Section 5.6 shall be modified by the deletion of the language in Section 5.6 in its entirety and replaced with the following: “Intentionally Left Blank”.

11.	Article VIII shall be modified by the addition of Section 8.5.

“8.5 Financial Assurance. If Buyer is i) delinquent in paying any invoice issued by Seller by more than 30 days during the term of this Contract, or ii) at any time the total amount owed by Buyer for Product delivered and not yet paid for, whether or not such Product has been invoiced exceeds five million dollars ($5,000,000) based on the then current Unit Price, and in the reasonable opinion of Seller the financial responsibility of Buyer is impaired, then Seller may require an Irrevocable Letter of Credit, from a U.S. bank approved by Seller in form and substance reasonably acceptable to Seller, in an amount equal to two (2) Months deliveries of Product at the then current (i) Daily Contract Quantity and (ii) Unit Price. In lieu of the Irrevocable Letter of Credit provided for hereinabove, Buyer may provide an advance cash payment at least seven (7) Days prior to the start of a Month, equal to two (2) Months deliveries of Product at the then current (i) Daily Contract Quantity and (ii) Unit Price or provide such other financial assurance arrangements as may be mutually agreeable to the parties. If such Irrevocable Letter of Credit is not received within ten (10) normal business Days from the demand therefore or the advance cash payment is not received within seven (7) Days prior to the start of a Month, and no other mutually agreeable arrangement is reached, then Seller at its option may suspend performance of this Contract immediately. In addition, if Buyer, within fifteen (15) Days notice from Seller that it intends to terminate this Contract, has not paid all past due obligations plus either (i) providing the Irrevocable Letter of Credit or (ii) made the advance cash payment, Seller may terminate this Contract immediately.”

12.	Section 14.1 shall be modified as to the reference to Section 5.6 in the first sentence which shall be replaced with “Section 5.5”.

13.	Section 16.1 shall be modified as to Buyer’s contact information as follows:

“Resolute Natural Resources Company 1675 Broadway, Suite 1950 Denver, CO 80202 Attn: Patrick Flynn Telephone: 303-534-4600 ext.1145 Fax: 303-623-3628”

14.	Exhibit “A-2” and Exhibit “B-l” shall be replaced in their entirety with Exhibit “A-3”, attached hereto, and any references in the Contract to Exhibit “A”, Exhibit “A-l, Exhibit “A-2” and Exhibit “B” will now be referred to as Exhibit “A-3”.
All other terms and conditions contained in the Contract shall remain in full force and effect.
IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment No. 3 to be executed by their duly authorized representatives effective as of September 1, 2010.

“Buyer”		“Seller”
Resolute Natural Resources Company, LLC		Kinder Morgan CO2 Company, L.P.

By: Title: Date:	/s/ James M. Piccone President September 29, 2010	By: Title: Date:	/s/ R.T. Bradley President October 5, 2010

EXHIBIT A-3
TO THE
PRODUCT SALE AND PURCHASE CONTRACT
BY AND BETWEEN
RESOLUTE NATURAL RESOURCES COMPANY
AND
KINDER MORGAN CO2 COMPANY, L.P.

	Number	Daily Contract	Annual Contract	Annual Contract
Contract Year	of Days	Quantity in Mcf	Quantity in Mcf	Quantity in Bcf
Jul-07	31	6,000	186,000	0.186
Aug-07	31	5,497	170,407	0.170
Sep-07	30	11,344	340,320	0.340
Oct-07	31	25,200	781,200	0.781
Nov-07	30	24,889	746,670	0.747
Dec-07	31	24,445	757,795	0.758
2008	366	32,245	11,801,670	11.802
2009	365	50,000	18,250,000	18.250
Jan-Aug 2010	243	41,000	9,963,000	9.963
Sep-Dec 2010	122	45,000	5,490,000	5.490
2011	365	58,000	21,170,000	21.170
2012	366	60,000	21,960,000	21.960
2013	365	58,000	21,170,000	21.170
2014	365	48,000	17,520,000	17.520
2015	365	37,000	13,505,000	13.505
2016	366	28,000	10,248,000	10.248
2017	365	21,000	7,665,000	7.665
2018	365	16,000	5,840,000	5.840
2019	365	13,000	4,745,000	4.745
2020	366	11,500	4,209,000	4.209

			Total Contract Quantity	176.519